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                                                                   Exhibit 23.1


                                                         [ARTHUR ANDERSEN LOGO]



                     INDEPENDENT PUBLIC ACCOUNTANTS' CONSENT


As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statements Files No. 333-90457 and No. 333-17003.


                                                            /s/ Arthur Andersen


Vienna, Virginia
March 29, 2002